SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 2, 2009
MOOG INC.
(Exact name of registrant as specified in its charter)

New York	1-5129	16-0757636
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

East Aurora, New York (Address of principal executive offices)	14052-0018 (Zip Code)
Registrant’s Telephone Number, Including Area Code: (716) 652-2000
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-1.1
EX-5.1
EX-99.1
EX-99.2

Item 8.01 Other Events.
On September 30, 2009 and October 2, 2009, Moog Inc. (the “Company”) issued press releases announcing the pricing and closing, respectively, of the public offering and sale of 2,675,000 shares of Class A common stock, which includes 175,000 shares sold pursuant to the underwriters’ over-allotment option, at a price of $29.50 per share. The information contained in those press releases, which are filed as exhibits 99.1 and 99.2 to this Current Report on Form 8-K, are incorporated herein by reference.
The Company is updating its previous financial projections for net earnings and diluted earnings per share for fiscal year 2010. The updated projections reflect the closing of the public offering and sale of common stock described herein to repay a portion of the outstanding indebtedness under the revolving bank credit facility that was borrowed to pay for the acquisition of the flight control actuation business of GE Aviation Systems. Giving effect to the final pricing of the offering and the exercise in part of the underwriters’ over-allotment option granted in the offering, net earnings and diluted earnings per share for fiscal year 2010 are now forecasted to be $103 million and $2.25, respectively. Given the uncertainty in the global economy, these forecasted amounts are centered within a range of plus or minus $.10 per share.
Cautionary Statement
Information included herein or incorporated by reference that does not consist of historical facts, including statements accompanied by or containing words such as “may,” “will,” “should,” “believes,” “expects,” “expected,” “intends,” “plans,” “projects,” “approximate,” “estimates,” “predicts,” “potential,” “outlook,” “forecast,” “anticipates,” “presume” and “assume,” are forward-looking statements. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance and are subject to several factors, risks and uncertainties, the impact or occurrence of which could cause actual results to differ materially from the expected results described in the forward-looking statements. These important factors, risks and uncertainties include (i) fluctuations in general business cycles for commercial aircraft, military aircraft, space and defense products, industrial capital goods and medical devices, (ii) our dependence on government contracts that may not be fully funded or may be terminated, (iii) our dependence on certain major customers, such as The Boeing Company and Lockheed Martin, for a significant percentage of our sales, (iv) the possibility that the demand for our products may be reduced if we are unable to adapt to technological change, (v) intense competition which may require us to lower prices or offer more favorable terms of sale, (vi) our significant indebtedness, which could limit our operational and financial flexibility, (vii) the possibility that new product and research and development efforts may not be successful which could reduce our sales and profits, (viii) increased cash funding requirements for pension plans, which could occur in future years based on assumptions used for our defined benefit pension plans, including returns on plan assets and discount rates, (ix) a write-off of all or part of our goodwill or intangible assets, which could adversely affect our operating results and net worth and cause us to violate covenants in our bank agreements, (x) the potential for substantial fines and penalties or suspension or debarment from future contracts in the event we do not comply with regulations relating to defense industry contracting, (xi) the potential for cost overruns on development jobs and fixed price contracts and the risk that actual results may differ from estimates used in contract accounting, (xii) the possibility that our subcontractors may fail to perform their contractual obligations, which may adversely affect our contract performance and our ability to obtain future business, (xiii) our ability to successfully identify and consummate acquisitions, and integrate the acquired businesses and the risks associated with acquisitions, including the risks that the acquired businesses do not perform in accordance with our expectations, and that we assume unknown liabilities in connection with the acquired businesses for which we are not indemnified (all of which risks are presented by our recently announced acquisition of the flight control actuation business from GE Aviation Systems), (xiv) our dependence on our management team and key personnel, (xv) the possibility of a catastrophic loss of one or more of our manufacturing facilities, (xvi) the possibility that future terror attacks, war or other civil disturbances could negatively impact our business, (xvii) that our operations in foreign countries could expose us to political risks and adverse changes in local, legal, tax and regulatory schemes, (xviii) the possibility that government regulation could limit our ability to sell our products outside the United States, (xix) product quality or patient safety issues with respect to our medical devices business that could lead to product recalls, withdrawal from certain markets, delays in the introduction of new products, sanctions, litigation, declining sales or actions of regulatory bodies and government authorities, (xx) the impact of product liability claims related to our products used in applications where failure can result in significant property damage, injury or death and in damage to our reputation, (xxi) the possibility that litigation may result unfavorably to us, (xxii) our ability to adequately enforce our intellectual property rights and the possibility that third parties will assert intellectual property rights that prevent or restrict our ability to manufacture, sell, distribute or use our products or technology, (xxiii) foreign currency fluctuations in those countries in which we do business and other risks associated with international operations, (xxiv) the cost of compliance with environmental laws, (xxv) the risk of losses resulting from maintaining significant amounts of cash and cash equivalents at financial institutions that are in excess of amounts insured by governments, (xxvi) the inability to modify, to refinance or to utilize amounts available to us under our credit facilities given uncertainties in the credit markets, (xxvii) our ability to meet our credit facilities’ restrictive covenants, breach of which could result in a default under our credit agreements and (xxviii) the risk that our credit rating is lowered or that other action is taken by credit rating agencies, or other third parties, that negatively impacts our credit rating or creditworthiness, (xxix) our customer’s inability to pay us due to adverse economic conditions or their inability to access available credit. The factors identified above are not exhaustive. New factors, risks and uncertainties may emerge from time to time that may affect the forward-looking statements made herein. Given these factors, risks and uncertainties, investors should not place undue reliance on forward-looking statements as predictive of future results. We disclaim any obligation to update the forward-looking statements made in this release.

Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.
1.1	Underwriting Agreement, dated September 29, 2009 between Moog Inc. and Cowen and Company, LLC

5.1	Opinion of Hodgson Russ LLP

23.1	Consent of Hodgson Russ LLP (included in Exhibit 5.1)

99.1	Press release dated September 30, 2009

99.2	Press release dated October 2, 2009

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOOG INC.
Dated: October 2, 2009	By:	/s/ Jennifer Walter
		Name:	Jennifer Walter
Controller

EXHIBIT INDEX

Exhibit	Description

1.1	Underwriting Agreement, dated September 29, 2009 between Moog Inc. and Cowen and Company, LLC

5.1	Opinion of Hodgson Russ LLP

23.1	Consent of Hodgson Russ LLP (included in Exhibit 5.1)

99.1	Press release dated September 30, 2009

99.2	Press release dated October 2, 2009